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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2005

                                VITALSTATE, INC.
             (Exact name of Registrant as specified in its Charter)

         New York                   0-30158                      13-3935933
(State or other Jurisdiction)     (Commission                  (IRS Employer
    of Incorporation)             File Number)               Identification No.)

               1499 High Ridge Road, Boynton Beach, Florida, 33426
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (561) 375-6333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events

On April 25, 2005 the Company issued a press release announcing its intention to file a Form 15 to deregister its common stock with the Securities and Exchange Commission.

ITEM 9.01(c) Exhibits

99.1 Press release dated April 25, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VITALSTATE, INC.

Date:  April 29, 2005
                                        By: /s/ Lisa Dalberth
                                           -------------------------------------
                                           Name:  Lisa Dalberth
                                           Title: Chief Financial Officer